SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of Event Reported):
                                  April 30, 2001

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                                TELIGENT, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
        (State or other jurisdiction of incorporation or organization)



000-23387                                              54-18665620
------------------------                  ------------------------------------
(Commission File Number)                   (IRS Employer Identification No.)

                              8065 Leesburg Pike
                                   Suite 400
                            Vienna, Virginia 22182
                   (Address of principal executive offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (703) 762-5100


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Item 5.  Other Events

On April 30, 2001, Teligent, Inc. (the "Company"), announced that it was granted a waiver to an amendment and consent to its credit agreement with The Chase Manhattan Bank, Goldman Sachs Credit Partners, Toronto Dominion Bank and other lenders, providing an extension of certain covenants until May 15, 2001.

Yoav Krill was appointed Chief Operating Officer and Chief Executive Officer of the Company. Prior to joining Teligent, Mr. Krill had been the Managing Director of European Operations for IDT Corp. At Teligent, Mr. Krill will assume the responsibility for Teligent's operations as well as the management of the Company. Additionally, Howard Jonas, Chairman, Chief Executive Officer and Treasurer of IDT Corp., has been appointed as the Chairman of the Board of Directors of the Company.

The press release also announced, among other things, that Alex Mandl will not continue as the Company's Chairman and Chief Executive Officer and is no longer on the Company's Board of Directors, and that IDT Corp. purchased the interest that Liberty Media Corporation held in the Company, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

10.1 Waiver, dated as of April 30, 2001, to the Credit Agreement, dated as of July 2, 1998, among Teligent, Inc., lenders from time to time parties thereto, Goldman Sachs Credit Partners L.P., as syndication agent, Toronto Dominion (Texas), Inc., as documentation agent, and The Chase Manhattan Bank, as administrative agent.

99.1      Press release, dated April 30, 2001.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELIGENT, INC.


Dated: May 2, 2001                          By: /s/ Laurence E. Harris
                                                ------------------------------
                                            Name:  Laurence E. Harris
                                            Title: Senior Vice President
                                                   and General Counsel

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                                 EXHIBIT INDEX

Exhibit Number                  Description
--------------                  -----------

10.1 Waiver, dated as of April 30, 2001, to the Credit Agreement, dated as of July 2, 1998, among Teligent, Inc., lenders from time to time parties thereto, Goldman Sachs Credit Partners L.P., as syndication agent, Toronto Dominion (Texas), Inc., as documentation agent, and The Chase Manhattan Bank, as administrative agent.

99.1                Press release, dated April 30, 2001.

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